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                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
 Distribution Date of October 25, 1999 for the Collection Period of September 1
                           through September 30, 1999

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POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                     1,099,937,045.30
Discounted Principal Balance                                                              1,099,937,045.30
Servicer Advance                                                                              2,144,779.34
Servicer Payahead                                                                             3,039,194.68
Number of Contracts                                                                                 49,144
Weighted Average Lease Rate                                                                          7.74%
Weighted Average Remaining Term                                                                       38.7
Servicing Fee Percentage                                                                             1.00%

POOL DATA - CURRENT MONTH
 Aggregate Net Investment Value                                                           1,058,169,997.78
 Discounted Principal Balance                                                             1,057,713,094.54
 Servicer Advances                                                                            3,210,644.76
 Servicer Pay Ahead Balance                                                                   2,777,255.81
 Maturity Advances Outstanding                                                                        -
 Number of Current Contracts                                                                        53,986
 Weighted Average Lease Rate                                                                         7.57%
 Weighted Average Remaining Term                                                                      19.2


RESERVE FUND:
  Initial Deposit Amount                                                                     41,247,639.20
  Specified Reserve Fund Percentage                                                                  5.50%
  Specified Reserve Fund Amount                                                              60,496,537.49
  Specified Reserve Fund Percentage (If Condition I, II or III met)                                  6.50%
  Specified Reserve Fund Amount (If Condition I, II or III met)                              71,495,907.94

                                                            Class A           Class B           Total
                                                             Amount            Amount           Amount
                                                             ------            ------           ------
  Beginning Balance                                     59,423,467.49       1,073,070.00     60,496,537.49
  Withdrawal Amount                                              -                 -                  -
  Transferor Excess                                      1,611,981.20                         1,611,981.20
                                                       ----------------------------------------------------
  Ending Balance                                        61,035,448.69       1,073,070.00     62,108,518.69
  Specified Reserve Fund Balance                        59,423,467.49       1,073,070.00     60,496,537.49
                                                       ----------------------------------------------------
  Release to Transferor                                  1,611,981.20              -          1,611,981.20
  Cumulative Withdrawal Amount                                   -                 -                  -


LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                             Vehicles
                                                                          --------
  Liquidated Contracts                                                       127
  Discounted Principal Balance                                                                2,332,557.38
  Net Liquidation Proceeds                                                                  (1,944,881.42)
  Recoveries - Previously Liquidated Contracts                                                        -
                                                                                       -------------------
  Aggregate Credit Losses for the Collection Period                                             387,675.96
                                                                                       -------------------
  Cumulative Credit Losses for all Periods                                                    5,496,682.44
                                                                                       -------------------
  Repossessed in Current Period                                               94

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                  Annualized Average
FOR EACH COLLECTION PERIOD:                                                              Charge-Off Rate
                                                                                       -------------------
    Second Preceding Collection Period                                                               0.77%
    First Preceding Collection Period                                                                0.45%
    Current Collection Period                                                                        0.44%

CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                  0.55%
Charge-off Rate Indicator ( > 1.25%)                                                     CONDITION NOT MET

DELINQUENT CONTRACTS:                                               Percent       Accounts        Percent           Aniv
                                                                    -------       --------        -------           ----
 31-60 Days Delinquent                                               1.07%           580           1.02%       10,774,323.45
 61-90 Days Delinquent                                               0.07%            39           0.08%          793,922.68
 Over 90 Days Delinquent                                             0.03%            15           0.04%          392,438.70
                                                                              ----------------              -----------------
 Total Delinquencies                                                                 634                       11,960,684.83
                                                                              ----------------              -----------------
                                                                              ----------------              -----------------

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                                    0.08%
 First Preceding Collection Period                                                                                     0.12%
 Current Collection Period                                                                                             0.10%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                    0.10%
Delinquency Percentage Indicator ( > 1.25%)                                                                condition not met


RESIDUAL VALUE (GAIN) LOSS:                                                       Vehicles
                                                                                  --------
 Matured Lease Vehicle Inventory Sold                                                37                           739,844.91
 Net Liquidation Proceeds                                                                                       (667,236.90)
                                                                                                            -----------------
 Net Residual Value (Gain) Loss                                                                                    72,608.01
                                                                                                            -----------------
 Cumulative Residual Value (Gain) Loss all periods                                                                537,912.01
                                                                                                            -----------------
                                                                                                            -----------------

                                                                                              Average             Average
                                                      Number     Scheduled       Sale     Net Liquidation        Residual
MATURED VEHICLES SOLD FOR                              Sold      Maturities      Ratio        Proceeds            Value
EACH COLLECTION PERIOD:                               ------     ----------      -----    ---------------        ---------
 Second Preceding Collection Period                     68          106         64.15%          16,068.16          18,127.17
 First Preceding Collection Period                      65           87         74.71%          16,168.63          18,392.95
 Current Collection Period                              37            7        100.00%          18,033.43          19,919.65

 Three Month Average                                                                            16,534.31          18,618.92

 Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                      88.80%

                                                                                               Current Period
CONDITION (iii) (RESIDUAL VALUE TEST)                                                            Amount/Ratio     Test Met?
                                                                                               --------------     ---------
 a) Number of Vehicles Sold > 25% of Scheduled Maturities                                           100.00%          YES

 b) Number of Scheduled Maturities > 500                                                              7               NO

 c) 3 Month Average Matured Leased Vehicle Proceeds greater than 75%  of Avg. Residual Values        88.80%           NO

 Residual Value Indicator  (condition met if tests a, b and c = YES)                                       condition not met
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----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Certificate Balance
                                                                                                -------------------
                                                                               Total          Percent        Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                      98.00%
  Interest Collections                                                     8,110,967.60
  Net Investment Income                                                       95,959.90
  Non-recoverable Advances                                                  (65,918.84)
                                                                       -----------------
    Available Interest                                                     8,141,008.66                    7,978,928.76
  Class A1, A2, A3 Notional Interest Accrual Amount                      (4,546,833.33)                  (4,546,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                                        -                              -
  Interest Accrual for Adjusted Class B Certificate Bal.                   (390,478.25)                    (390,478.25)
  Class B Interest Carryover Shortfall                                              -                              -
  Servicer's Fee                                                           (898,419.10)                    (880,532.41)
  Capped Expenses                                                           (21,724.55)                     (21,292.03)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                -                              -
  Uncapped Expenses                                                                 -                              -
                                                                       -----------------                ----------------
  Total Unallocated Interest                                               2,283,553.43                    2,139,792.73
  Excess Interest to Transferor                                                     -                    (2,139,792.73)
                                                                       -----------------                ----------------
  Net Interest Collections Available                                       2,283,553.43                            -
  Interest Collections Allocated to Losses                                 (451,120.14)                            -
  Accelerated Principal Distribution                                       (220,452.08)                            -
                                                                       -----------------
  Deposit to Reserve Fund                                                  1,611,981.20                            -
                                                                       -----------------
  Withdrawal from Reserve Fund                                                     -
                                                                       -----------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                      (460,283.97)                    (451,120.14)
  Loss Reimbursement from Transferor                                         451,120.14                      451,120.14
  Loss Reimbursement from Reserve Fund                                             -
                                                                       -----------------                ---------------
  Transferor Ending Certificate Principal Loss Amount                        (9,163.83)                            -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                -
  Current increase (decrease)                                                      -
                                                                       -----------------
  Ending Balance                                                                   -
                                                                       -----------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                                -
  Current increase (decrease)                                                      -
                                                                       -----------------
  Ending Balance                                                                   -
                                                                       -----------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                -
  Current increase (decrease)                                                      -
                                                                       -----------------
  Ending Balance                                                                   -
                                                                       -----------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                                -
  Current increase (decrease)                                                      -
                                                                       -----------------
  Ending Balance                                                                   -
                                                                       -----------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                              389,593.96
  Allocations - Current Period                                            19,539,131.38                   19,539,131.38
  Allocations - Accelerated Principal Distribution                           220,452.08                      220,452.08
  Allocations - Not Disbursed Beginning of Period                         21,523,715.50                   21,523,715.50
  Allocations - Not Disbursed End of Period                               41,283,298.96                   41,283,298.96
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            1,611,981.20                            -
  Allocations - Current Period                                             4,937,311.58                    4,937,311.58
  Allocations - Not Disbursed Beginning of Period                                  -                               -
  Allocations - Not Disbursed End of Period                                4,937,311.58                    4,937,311.58
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                    -
  Due to Trust                                                            26,602,510.30                   24,600,935.14
                                                                       -----------------                ----------------
     Total Due To Trust                                                   26,602,510.30                   24,600,935.14


--------------------------------------------------------------------------------------------------------------------------
                                                                           Class A1           Class A2         Class A3
                                                                           --------           --------         --------
                                                                            Balance           Balance           Balance
--------------------------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                                   2,479,679.84      4,256,166.90       713,555.63
  Class A1, A2, A3 Notional Interest Accrual Amount                    (1,493,541.67)    (2,611,458.33)     (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                                     -                 -                -
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor
  Loss Reimbursement from Reserve Fund
  Transferor Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                                          19,539,131.38
  Allocations - Accelerated Principal Distribution                         220,452.08
  Allocations - Not Disbursed Beginning of Period                       21,523,715.50
  Allocations - Not Disbursed End of Period                             41,283,298.96              -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                  -                 -                -
  Allocations - Current Period                                           1,493,541.67      2,611,458.33       441,833.33
  Allocations - Not Disbursed Beginning of Period                                -                 -                -
  Allocations - Not Disbursed End of Period                              1,493,541.67      2,611,458.33       441,833.33
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due to Trust                                                          21,223,302.85      2,560,270.84       433,251.64
                                                                       ---------------    --------------    ------------
     Total Due To Trust                                                 21,223,302.85      2,560,270.84       433,251.64


--------------------------------------------------------------------------------------------------------------------------
                                                                              Class B             Transferor Interest
                                                                              -------             -------------------
                                                                              Balance          Interest        Principal
--------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                            2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                                      529,526.38         162,079.91
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                  (390,478.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                              (17,886.69)
  Capped Expenses                                                                                (432.52)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                 -
  Uncapped Expenses                                                                                  -
                                                                                            --------------
  Total Unallocated Interest                                                                   143,760.69
  Excess Interest to Transferor                                                              2,139,792.73
                                                                                            --------------
  Net Interest Collections Available                                                         2,283,553.42
  Interest Collections Allocated to Losses                                                   (451,120.14)
  Accelerated Principal Distribution                                                         (220,452.08)
                                                                                            --------------
  Deposit to Reserve Fund                                                                    1,611,981.19
                                                                                            --------------
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                     (451,120.14)                          (9,163.83)
  Loss Reimbursement from Transferor                                        451,120.14       (451,120.14)
                                                                                            -------------------------------
  Loss Reimbursement from Reserve Fund
  Transferor Ending Certificate Principal Loss Amount                                        (451,120.14)       (9,163.83)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                 389,593.96
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                      -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                  -           1,611,981.20
  Allocations - Current Period                                              390,478.25               -
  Allocations - Not Disbursed Beginning of Period                                -                   -
  Allocations - Not Disbursed End of Period                                 390,478.25               -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due to Trust                                                              384,109.81       1,611,981.20       389,593.96
                                                                         ---------------   ----------------  ----------------
     Total Due To Trust                                                     384,109.81       1,611,981.20       389,593.96
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                                                                          Certificate Balance                 Class A1
                                                                           -------------------                --------
                                                        Total            Percent        Balance         Percent       Balance
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)             1,099,937,045.30
Discounted Principal Balance                      1,099,937,045.30
Initial Notional/Certificate Balance                         -           100.00%    1,077,938,000.00     31.08%     335,000,000.00
Percent of ANIV                                                                               98.00%                        30.46%
Certificate Factor                                                                         1.0000000                     1.0000000
Notional/Certificate Rate                                                                                                   5.350%
Targeted Maturity Date                                                                                            October 25, 2000
Servicer Advance                                      2,144,779.34
Servicer Payahead                                     3,039,194.68
Number of Contracts                                         49,144
Weighted Average Lease Rate                           7.74%
Weighted Average Remaining Term                       38.7
Servicing Fee Percentage                              1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                    1,078,102,915.27
Discounted Principal Balance                      1,077,193,192.20
Notional/Certificate Balance                                                        1,077,938,000.00                335,000,000.00
Adjusted Notional/Certificate Balance                                               1,056,638,889.27                313,700,889.27
Percent of ANIV                                                                               98.01%                        31.07%
Certificate Factor                                                                         1.0000000                     1.0000000
Servicer Advances                                     3,025,355.49
Servicer Pay Ahead Balance                            2,877,794.17
Maturity Advances Outstanding                                 -
Number of Current Contracts                            54,480
Weighted Average Lease Rate                             7.58%
Weighted Average Remaining Term                          20.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                  1,058,169,997.78
  Discounted Principal Balance                    1,057,713,094.54
  Notional/Certificate Balance                                                      1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                             1,036,879,305.81                293,941,305.81
  Percent of ANIV                                                                             97.99%                        27.78%
  Certificate Factor                                                                       0.9619100                     0.8774367
  Servicer Advances                                   3,210,644.76
  Servicer Pay Ahead Balance                          2,777,255.81
  Maturity Advances Outstanding                               -
  Number of Current Contracts                         53,986
  Weighted Average Lease Rate                          7.57%
  Weighted Average Remaining Term                       19.2

Prior Certificate Interest Payment Date         September 27, 1999
Next Certificate Interest Payment Date           December 27, 1999



------------------------------------------------------------------------------------------------------------------
                                                        Class A2                         Class A3
                                                  -----------------------         ------------------------
                                                  Percent         Balance         Percent          Balance
------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance               53.34%      575,000,000.00      8.94%        96,400,000.00
Percent of ANIV                                                        52.28%                           8.76%
Certificate Factor                                                  1.0000000                       1.0000000
Notional/Certificate Rate                                              5.450%                          5.500%
Targeted Maturity Date                                     September 25, 2001               February 25, 2002
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                   575,000,000.00                   96,400,000.00
Adjusted Notional/Certificate Balance                          575,000,000.00                   96,400,000.00
Percent of ANIV                                                        53.33%                           8.94%
Certificate Factor                                                  1.0000000                       1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                 575,000,000.00                   96,400,000.00
  Adjusted Notional/Certificate Balance                        575,000,000.00                   96,400,000.00
  Percent of ANIV                                                      54.34%                           9.11%
  Certificate Factor                                                1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date



-------------------------------------------------------------------------------------------------------
                                                           Class B                Transferor Interest
                                                           -------                -------------------
                                                   Percent            Balance            Balance
-------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                6.64%          71,538,000.00      21,999,045.30
Percent of ANIV                                                            6.50%              2.00%
Certificate Factor                                                     1.0000000
Notional/Certificate Rate                                                 6.550%
Targeted Maturity Date                                        September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                       71,538,000.00      21,464,026.00
Adjusted Notional/Certificate Balance                              71,538,000.00      21,464,026.00
Percent of ANIV                                                            6.64%              1.99%
Certificate Factor                                                     1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                     71,538,000.00      21,290,691.97
  Adjusted Notional/Certificate Balance                            71,538,000.00      21,290,691.97
  Percent of ANIV                                                          6.76%              2.01%
  Certificate Factor                                                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date



CURRENT MONTH COLLECTION ACTIVITY                          Vehicles
                                                           --------
Principal Collections                                                       10,366,846.44
Prepayments in Full                                          326             6,420,364.42
Reallocation Payment                                          4                 78,276.01
Interest Collections                                                         8,110,967.60
Net Liquidation Proceeds and Recoveries                                      1,944,881.42
Increase (Decrease) in Maturity Advances                                             -
Net Liquidation Proceeds - Vehicle Sales                                       667,236.90
Non-Recoverable Advances                                                      (65,918.84)
                                                                            -------------
Total Available                                                             27,522,653.95



CAPPED AND UNCAPPED EXPENSES:                          Amount        Annual Amount
                                                       ---------     -------------
 Total Capped Expenses Paid                            21,724.55        260,694.60
 Total Uncapped Expenses Paid                               -               -
 Capped and Uncapped Expenses Due                           -               -
SERVICER'S FEE DUE:
 Servicer's Fee Paid                                  898,419.10
 Servicer's Fee Balance Due                                 -
SUPPLEMENTAL SERVICER'S FEES                           96,405.47



REVOLVING PERIOD:                                     Vehicles            Amount
                                                      --------            ------
 Beginning Unreinvested Principal Collections
 Principal Collections & Liquidated Contracts                               -
 Allocation to Subsequent Contracts                                         -
                                                                   ---------------
 Ending Unreinvested Principal Collections                                  -




I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Holly Pearson
---------------------------------------------------------------------
Holly Pearson, Treasury Manager


                                                                          Page 3